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SUPPLEMENT DATED FEBRUARY 13, 2004:

     o  EQ ADVISORS TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
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This Supplement updates the current Prospectus and Statement of Additional
Information ("SAI") of EQ Advisors Trust ("EQAT"), dated May 1, 2003. You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain a copy of the Prospectuses, free of charge, by writing to The Equitable Life Assurance Society of the United States or EQAT or Trust at 1290 Avenue of the Americas, New York, New York 10104.

                  Information Regarding EQ/Technology Portfolio

The information provided below updates information regarding one of the advisers to the EQ/Technology Portfolio of EQAT.

     Effective January 1, 2004, Dresdner RCM Global Investors LLC changed its name to "RCM Capital Management LLC."

The information provided below updates information regarding the EQ/Technology Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled "Who Manages the Portfolio" in the Prospectus

     Walter C. Price, CFA and Huachen Chen, CFA, are primarily responsible for the day-to-day management of the Portfolio's assets allocated to RCM. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985.

         Information Regarding EQ/Bernstein Diversified Value Portfolio

The information provided below updates information regarding the EQ/Bernstein Diversified Value Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled "Who Manages the Portfolio" in the Prospectus

     Marilyn G. Fedak and Ranji Nagaswami are principally responsible for the day-to-day management of the Portfolio. Ms. Fedak is an Executive Vice President of Alliance, Head of Bernstein Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities. She has been with Bernstein since 1984. Ms. Nagaswami, a Senior Vice President and member of the U.S. Value Equities Investment Policy Group and Risk Investment Policy Group since 2001, joined Bernstein in 1999. Prior thereto, she had been with UBS Brinson and its predecessor organization since 1986.

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            Information Regarding EQ/Lazard Small Cap Value Portfolio

The information provided below updates information regarding the EQ/Lazard Small Cap Value Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled "Who Manages the Portfolio" in the Prospectus

     Andrew Lacey and Patrick Mullin are primarily responsible for the day-to-day management of the Portfolio. Mr. Lacey, a Managing Director of LAM, has been with LAM since 1995. Mr. Mullin, a Director of LAM, has been with LAM since February 1998.

 Information Regarding EQ/Alliance Intermediate Government Securities Portfolio

The information provided below updates information regarding the EQ/Alliance Intermediate Government Securities Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled "Who Manages the Portfolio" in the Prospectus.

     Jeffrey S. Phlegar and Kewjin Yuoh are primarily responsibel for the day-to-day management of the Portfolio. Mr. Phlegar, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital for the past six years. Mr. Yuoh joined Alliance Capital in 2003 as a Vice President. Prior thereto, he had been associated with Brundage, Story, and Rose and Credit Suisse Asset Management.